UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 333-03526-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Frank C. Marchisello, Jr.

On October 27, 2015, Frank C. Marchisello, Jr., Executive Vice President and Chief Financial Officer of Tanger Factory Outlet Centers, Inc. (the Company), and the Vice President and Treasurer of Tanger GP Trust, sole general partner of Tanger Properties Limited Partnership (the Operating Partnership), notified the Company that he will retire as Executive Vice President and Chief Financial Officer of the Company and as Vice President and Treasurer of Tanger GP Trust, effective May 20, 2016.

Appointment of James F. Williams

The Company announced that, effective May 20, 2016, James F. Williams, age 51, will succeed Mr. Marchisello as the Chief Financial Officer of the Company and the Vice President and Treasurer of Tanger GP Trust. Mr. Williams has been with the Company for 22 years and is currently Senior Vice President and Chief Accounting Officer of the Company and Vice President and Assistant Treasurer of Tanger GP Trust, positions he has held since March 2013. Mr. Williams has served as Senior Vice President of the Company since 2006. Also, he served as Controller from 1995 to 2013.

Amended and Restated Employment Agreement - James F. Williams

Mr. Williams is party to an Amended and Restated Employment Agreement, the terms of which were summarized on Form 8-K dated February 11, 2013.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.
10.1 *
Amended and Restated Employment Agreement for James F. Williams, as of December 29, 2008. (Incorporated by reference to the exhibits to the Company's and Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 2012.)

* Management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 28, 2015

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Executive Vice President and Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER GP TRUST, its sole general partner

By:	/s/	Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Vice President and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.
10.1 *
Amended and Restated Employment Agreement for James F. Williams, as of December 29, 2008. (Incorporated by reference to the exhibits to the Company's and Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 2012.)

* Management contract or compensatory plan or arrangement.